FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                                February 2, 1998
                                 Date of Report



                                 ENERCORP, INC.
                                 --------------
            (Exact Name of Registrant as specified in its charter)


   Colorado                 0-9083              84-0768802
------------------        ------------      ----------------------
(State or other            (Commission       (I.R.S. Employer
 jurisdiction of           file number)     Identification Number)
 incorporation or
 organization)



7001 Orchard Lake Road, Suite 424
West Bloomfield, Michigan                                    48322-3608
---------------------------------                           -------------
(Address of Principal Executive Offices)                     (Zip Code)


   Registrant's telephone number, including area code: (248) 851-5651


                                       N/A
          Former name or former address, if changed from last report

 ITEM 5:  Other Events

   On February 2, 1998, Enercorp, Inc. ("Registrant") had been advised by Nasdaq that it plans to delist the Registrant from the Nasdaq Small Cap Market because the Registrant currently does not meet the Nasdaq maintenance standards for the number of shares in the public float and the market value of the public float. The Registrant is in discussions with Nasdaq and may appeal Nasdaq's determination and may request a hearing, which has not yet been determined. If Nasdaq ultimately determines to remove the Registrant from the Nasdaq Small Cap Market, the Registrant will attempt to be included on the OTC Bulletin Board, provided it meets this service's requirements for market makers and other requirements.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Date: February 13, 1998

                                 ENERCORP, INC.



                                   By s\Robert R. Hebard
                                   ---------------------------
                                   Robert R. Hebard, President